                      BAY VIEW SECURITIZATION CORPORATION
                    FOR REMITTANCE DATE:  APRIL 30, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                   NUMBER OF
                                                                   A-1             A-2             TOTAL           ACCOUNTS

(A)  Original Principal Balance                              200,979,000.00   52,245,989.00   253,224,989.00               21106
                                                           ---------------------------------------------------------------------
(B)  Beginning Period Principal Balance                       72,384,141.46   52,245,989.00   124,630,130.46               12628
                                                           ---------------------------------------------------------------------
(C)  Collections (Regular Payments)                            3,526,994.30            0.00     3,526,994.30                 N/A
                                                           ---------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                           2,759,021.80            0.00     2,759,021.80                 459
                                                           ---------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                                0.00            0.00             0.00
                                                           ---------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                              0.00            0.00             0.00                 N/A
                                                           ---------------------------------------------------------------------
(G)  Principal Reductions (Other)                                      0.00            0.00             0.00                   0
                                                           ---------------------------------------------------------------------
(H)  Gross Charge Offs                                           263,357.17            0.00       263,357.17                  35
                                                           ---------------------------------------------------------------------
(I)  Repurchases                                                  40,990.08            0.00        40,990.08                  30
                                                           ---------------------------------------------------------------------
(J)  Ending Balance                                           65,793,778.11   52,245,989.00   118,039,767.11               12104
                                                           ---------------------------------------------------------------------

    Notional Principal Balance:
(K)  Beginning                                                                                 54,362,424.89
                                                                                           -----------------
(L)  Ending                                                                                    49,349,540.34
                                                                                           -----------------

(M)  Certificate Factor                                          32.7366432%    100.0000000%      46.6145808%
                                                           -------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                  TOTAL
(A)  Cash Wired                                                                                 7,897,707.19
                                                                                           -----------------
(B)  Interest Wired/Earned                                                                         29,250.56
                                                                                           -----------------
(C)  Withdrawal from Payahead Account                                                                   0.00
                                                                                           -----------------
(D)  Advances                                                                                           0.00
                                                                                           -----------------
(E)  Repurchases                                                                                   40,990.08
                                                                                           -----------------
(F)  Gross Charge-Off Recoveries                                                                   37,047.11
                                                                                           -----------------
(G)  Gross Charge-Off Advances                                                                     33,551.38
                                                                                           -----------------
(H)  Spread Account Withdrawal                                                                          0.00
                                                                                           -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                              0.00
                                                                                           -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                              0.00
                                                                                           -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                               0.00
                                                                                           -----------------

             TOTAL COLLECTIONS                                                                  8,038,546.32
                                                                                           -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                  TOTAL
(A)  Total Cash Flow                                                                            8,038,546.32
                                                                                           -----------------
(B)  Unrecovered Interest Advances                                                                 30,721.71
                                                                                           -----------------
(C)  Servicing Fee (Due and Unpaid)                                                               103,858.44
                                                                                           -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                     379,413.54
                                                                                           -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                     286,917.56
                                                                                           -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                       142,701.37
                                                                                           -----------------

(G)  Principal to "A-1" Certificate Holders, including Overdue                                  6,590,363.35
(H)  Principal to "A-2" Certificate Holders, including Overdue                                          0.00
                                                                                           -----------------
(I)  Reinsurance Fee                                                                                    0.00
                                                                                           -----------------
(J)  Surety Bond Fee                                                                               17,507.41
                                                                                           -----------------
(K)        First Loss Protection                                                   1,928.65
                                                                           ----------------
(L)        Surety Bond Premium                                                    15,578.77
                                                                           ----------------
(M)  Interest Advance Recovery Payments                                                            57,350.45
                                                                                           -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                               0.00
                                                                                           -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                               0.00
                                                                                           -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                 0.00
                                                                                           -----------------
(Q)  Deposit to Payahead                                                                          190,262.71
                                                                                           -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                     FOR REMITTANCE DATE:  APRIL 30, 1998

    (R)  Bank Account Interest to Servicer                                                                     29,250.56
                                                                                                        ----------------
    (S)  Excess Yield                                                                                         210,199.22
                                                                                                        ----------------

             BALANCE                                                                                                0.00
                                                                                                        ----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                       SPREAD ACCOUNT      SURETY BOND
(A)  Beginning Balance                                                                      3,516,442.37  122,209.427.11
                                                                                 ---------------------------------------
(B)  Additions to Spread Amount                                                               210,199.22             N/A
                                                                                 ---------------------------------------
(C)  Interest Earned                                                                           15,322.95
                                                                                 ---------------------------------------
(D)  Draws                                                                                          0.00            0.00
                                                                                 ---------------------------------------
(E)  Reimbursement for Prior Draws                                                                   N/A            0.00
                                                                                 ---------------------------------------
(F)  Distribution of Funds to Servicer                                                              0.00            0.00
                                                                                 ---------------------------------------
(G)  Ending Balance                                                                         3,741,964.54  115,436,215.65
                                                                                 ---------------------------------------

(H)  Required Balance                                                                       3,165,312.36  115,436,215.65
                                                                                 ---------------------------------------
(I)  Distribution to "IC" Class                                                               576,652.18
                                                                                 -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
#PAYMENT DELINQUENCY                                                NUMBER                BALANCE
-----------------------------------------------------------
(A)  31-60                                                                     74             692,753.01
                                                           ---------------------------------------------
(B)  61-90                                                                     37             457,011.44
                                                           ---------------------------------------------
(C)  91+                                                                       13              69,005.95
                                                           ---------------------------------------------
(D)  Total                                                                    124           1,218,770.40
                                                           ---------------------------------------------


F.  EXCESS YIELD
                                                             EXCESS YIELD BALANCE           POOL           EXCESS YIELD
MONTH                                                                                     BALANCE         (ANNUALIZED %)
-----------------------------------------------------------
(A)  Current                                                           210,199.22         118,039,767.11          2.1369%
                                                           -------------------------------------------------------------
(B)  1st Previous                                                      128,018.13         124,630,130.46          1.2326%
                                                           -------------------------------------------------------------
(C)  2nd Previous                                                      195,671.17         131,946,266.49          1.7796%
                                                           -------------------------------------------------------------
(D)  3rd Previous                                                      235,613.31         138,584,290.24          2.0402%
                                                           -------------------------------------------------------------
(E)  4th Previous                                                      184,914.80         145,113,932.12          1.5291%
                                                           -------------------------------------------------------------
(F)  5th Previous                                                      236,132.00         151,956,095.91          1.8647%
                                                           -------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (>=1.75%)                          198,424.77         135,045,080.39          1.7632%
                                                           -------------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                                    MONTH                   POOL
-----------------------------------------------------------        BALANCE                BALANCE               %
MONTH
-----------------------------------------------------------
(A)  Current                                                           1,218,770.40       118,039,767.11          1.0325%
                                                           -------------------------------------------------------------
(B)  1st Previous                                                      462,380.88         124,630,130.46          0.3710%
                                                           -------------------------------------------------------------
(C)  2nd Previous                                                      800,412,05         131,946,266.49          0.6066%
                                                           -------------------------------------------------------------
(D)  Three-Month Rolling Average (2%)                                  827,187.78         124,872,054.69          0.6624%
                                                           -------------------------------------------------------------


H.  NET LOSS RATE
                                                                                    LIQUIDATION  AVERAGE            DEFAULTED
MONTH                                                              BALANCE          PROCEEDS     BALANCE          (ANNUALIZED)
-----------------------------------------------------------
(A)  Current                                                           442,798.01  196,487.95  121,334,948.79       2.2382%
                                                           ------------------------------------------------------------------------
(B)  1st Previous                                                      702,583.07  259,668.43  128,288,198.48       4.1430%
                                                           ------------------------------------------------------------------------
(C)  2nd Previous                                                      353,490.61   64,959.46  135,265,278.37       2.5597%
                                                           ------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net Default Rate 3%                   492,957.23  173,705.28  128,296,141.88       2.9861%
                                                           ------------------------------------------------------------------------



                                   Bay View Securitization Corporation
                                 For Remittance Date:  April 30, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                    NUMBER                 BALANCE
(A)  Collection Period Charge-Off Receivables                                   35              263,357.17
                                                           -----------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                  609            4,357,334.41
                                                           -----------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                                NA               37,047.11
                                                           -----------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                          NA              317,466.28
                                                           -----------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                            29              365,613.57
                                                           -----------------------------------------------
(B)  Aggregate Repossessions                                                   433            5,118,725.92
                                                           -----------------------------------------------
(C)  Unliquidated Repossessions                                                 30              371,011.43
                                                           -----------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                             0                    0.00
                                                           -----------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                       0                    0.00
                                                           -----------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                                  479,347.85
                                                           -----------------------
(B)  Deposit                                                            190,262.71
                                                           -----------------------
(C)  Withdrawal                                                               0.00
                                                           -----------------------
(D)  Ending Balance                                                     669,610.56
                                                           -----------------------




Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Credit